SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (date of earliest event reported): September 30, 2002


                         DILLARD ASSET FUNDING COMPANY
                                 Series 2000-1
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                                   333-67855
                           (Commission File Number)

                                  88-0352714
                       (IRS Employer Identification No.)

                      c/o Chase Manhattan Bank USA, N.A.
                          500 Stanton Christiana Rd.
                                OPS4/3rd Floor
                            Newark, Delaware 19713
              (Address of Principal Executive Offices) (Zip Code)

                                (302) 575-5000
             (Registrants' Telephone Number, Including Area Code)


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Item 5.  Other Events.

     Dillard Credit Card Master Trust I is the issuer of Class A Floating Rate Asset Backed Certificates Series 2000-1. The asset-backed certificates are serviced in accordance with the Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2000, as amended. The parties to the Pooling and Servicing Agreement are: Dillard Asset Funding Company, as transferor, Dillard National Bank, as servicer and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank USA, N.A.) as trustee.

     On each of the following dates: January 16, 2002, February 15, 2002, March 15, 2002, April 15, 2002, May 15, 2002, June 17, 2002, July 15, 2002,
and August 15, 2002, Dillard National Bank as servicer, distributed monthly payments to the holders of the Series 2000-1 certificates. Copies of the monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K. The annual report on Form 10-K is being filed as
Exhibit 99.1. In addition, a copy of the Annual Independent Accountants' Servicing Report for the year ended March 31, 2002 is being filed as Exhibit
99.3 to the annual report on Form 10-K.


Item 7.  Exhibits.

         20.1          Monthly Reports with respect to
                       the distributions dated January
                       16, 2002, February 15, 2002, March
                       15, 2002, April 15, 2002, May 15,
                       2002, June 17, 2002, July 15,
                       2002, and August 15, 2002.

         99.1          Annual Report on Form 10-K for
                       fiscal year ended December 31,
                       2001.





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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            DILLARD ASSET FUNDING COMPANY

                                            By: Administrator

                                            By: /s/ John Hawkins
                                                _______________________________
                                                Name:  John Hawkins
                                                Title: Administrator



Dated:  October 4, 2002


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                                 EXHIBIT INDEX


Exhibit
Number        Title
-------       -----
20.1          Monthly Reports with respect to the distributions dated
              January 16, 2002, February 15, 2002, March 15, 2002, April 15,
              2002, May 15, 2002, June 17, 2002, July 15, 2002, and
              August 15, 2002.

99.1          Annual Report on Form 10-K for fiscal year ended December 31,
              2001.